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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 23, 2001 (April 8, 2002)
                                                 ------------------------------

                               GLOBIX CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


      Delaware                       1-14168                    13-3781263
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(State or other juris-             (Commission                (IRS Employer
diction of Incorporation)          File number)             Identification No.)



                  139 Centre Street, New York, New York             10013
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                  (Address of principal executive offices)        (Zip Code)


Registrant's telephone number,
   including area code             (212) 334-8500
                                  -----------------


             -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 3.  Bankruptcy or Receivership.
------   --------------------------

     As previously reported, on March 1, 2002, Globix Corporation (the "Company") filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.

     By order entered April 8, 2002 (the "Confirmation Order"), the United States Bankruptcy Court for the District of Delaware confirmed the Company's Amended Joint Prepackaged Plan of Reorganization (the "Plan"). The Plan provides that all currently existing securities of the Company will be cancelled with new securities to be issued as soon as practicable after the effectiveness of the Plan. The Company's bondholders will exchange the currently outstanding $600 million principal amount of senior notes for their pro rata share of $120 million in new senior secured notes and approximately 85% of the reorganized Company's new common stock. Current holders of the Company's preferred stock will receive approximately 14% of the new common stock. Current holders of the Company's common stock will receive approximately 1% of the new common stock. A copy of the Plan as confirmed is filed as Exhibit 2.1 attached hereto and is incorporated herein by reference.

     A copy of the Disclosure Statement describing the Plan (the "Disclosure Statement") was attached as an exhibit to the Company's Filing on Form 8-K dated January 14, 2002. The Disclosure Statement is incorporated herein by reference to the filing previously indicated.


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     Information as to the assets and liabilities of the Company as of December
31, 2001 are contained in the Company's Form 10-Q as filed on February 14, 2002.

     Certain statements in this Form 8-K (and the exhibits referenced herein), including those related to the Company's plans, liquidity needs, potential restructuring and future operations, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others: general economic and business conditions; industry trends; industry capacity; competition; raw materials costs and availability; currency fluctuations; the loss of any significant customers or suppliers; changes in business strategy or development plans; successful development of new products; availability, terms and deployment of capital; ability to meet debt service obligations; availability of qualified personnel; changes in, or the failure or inability to comply with, government regulations; and other factors referenced in this report. The words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan" and similar expressions or statements regarding future periods are intended to identify forward-looking statements. All forward-looking statements are inherently uncertain as they involve substantial risks and uncertainties beyond the Company's control. The Company undertakes no obligation to update or revise any forward-looking statements for events or circumstance after the date on which such statement is made. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Further, the Company cannot assess the impact



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of each such factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c)  Exhibits.
              --------

         Exhibit Number    Description
         --------------    -----------

         Exhibit 2.1       Amended Joint Prepackaged Plan dated April 8, 2002.
         Exhibit 99.1 Disclosure Statement describing the Company's Plan, dated January 14, 2002. (1)



___________________
(1) Incorporated by reference to the Company's Form 8-K filed on January 14, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GLOBIX CORPORATION


                                    By /s/ Peter L. Herzig
                                       -----------------------------------
                                              Peter L. Herzig
                                          Chief Executive Officer



Dated: April 23, 2002



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